UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 30, 2012

                                        HI-TECH PHARMACAL CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

                                                                Delaware

(State or Other Jurisdiction of Incorporation)

                         No. 0-20424                                               11-2638720

(Commission File Number) (IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York                                     11701

(Address of Principal Executive Offices) (Zip Code)

                                                       (631) 789-8228

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of a press release issued by Hi-Tech Pharmacal Co., Inc. (the “Company”) on November 30, 2012 relating to a special dividend in the amount of $20,028,897, or $1.50 per share of common stock, payable on December 28, 2012 to stockholders of record on December 13, 2012.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Press Release of the Company dated November 30, 2012

Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2012	HI-TECH PHARMACAL CO., INC.

/s/ William Peters
Name: William Peters Title: Chief Financial Officer

3

Exhibit No.	Description

99.1	Press Release of Hi-Tech Pharmacal Co., Inc.
dated November 30, 2012

4